Financial instruments	3 Months Ended
Mar. 31, 2022
Financial Instruments [Abstract]
Financial instruments	Financial instruments
The following table shows the carrying amount of each Statement of Financial Position class split into the relevant category of financial instrument as defined in IFRS 9 “Financial Instruments”.

	Financial assets at amortized cost	Derivatives at fair value through profit or loss	Derivatives designated in hedge relationships	Financial liabilities at amortized cost	Total
March 31, 2022	€m	€m	€m	€m	€m
Assets
Derivative financial instruments	—	—	30.4	—	30.4
Trade and other receivables	245.1	—	—	—	245.1
Cash and cash equivalents	255.8	—	—	—	255.8
Liabilities
Derivative financial instruments	—	(0.4)	(5.8)	—	(6.2)
Trade and other payables excluding non-financial liabilities	—	—	—	(664.1)	(664.1)
Loans and borrowings	—	—	—	(2,250.9)	(2,250.9)
Total	500.9	(0.4)	24.6	(2,915.0)	(2,389.9)
Trade receivables disclosed in the table above are net of contract liabilities related to discounts and trade marketing expenses of €201.3 million.

Loans and borrowings includes €78.3 million relating to lease liabilities and are stated gross of capitalized deferred borrowing costs.

	Financial assets at amortized cost	Derivatives at fair value through profit or loss	Derivatives designated in hedge relationships	Financial liabilities at amortized cost	Total
December 31, 2021	€m	€m	€m	€m	€m
Assets
Derivative financial instruments	—	0.5	19.7	—	20.2
Trade and other receivables	201.6	—	—	—	201.6
Cash and cash equivalents	254.2	—	—	—	254.2
Liabilities
Derivative financial instruments	—	(0.1)	(28.0)	—	(28.1)
Trade and other payables excluding non-financial liabilities	—	—	—	(647.1)	(647.1)
Loans and borrowings	—	—	—	(2,236.8)	(2,236.8)
Total	455.8	0.4	(8.3)	(2,883.9)	(2,436.0)
Trade receivables disclosed in the table above are net of contract liabilities related to discounts and trade marketing expenses of €189.9 million.
Loans and borrowings includes €80.9 million relating to lease liabilities and are stated gross of capitalized deferred borrowing costs.
The Company has determined that the carrying amount of trade receivables, trade payables and cash and cash equivalents are a reasonable approximation of fair value.
Derivative financial instruments
The financial instruments are not traded in an active market and so the fair value of these instruments is determined from the implied forward rate. The valuation technique utilized by the Company maximizes the use of observable market data where it is available. All significant inputs required to fair value the instrument are observable. The Company has classified its derivative financial instruments as level 2 instruments as defined in IFRS 13 “Fair value measurement”.
Interest bearing loans and borrowings

The fair value of the senior secured notes is determined by reference to price quotations in the active market in which they are traded. They are classified as level 1 instruments. The fair value of the senior loans is calculated by discounting the expected future cash flows at the period end’s prevailing interest rates. They are classified as level 2 instruments. There is no requirement to determine or disclose the fair value of lease liabilities.

On June 24, 2021, the Company through its indirect, wholly-owned subsidiary, Nomad Foods Bondco Plc, repaid the €400.0 million 3.25% senior secured notes due 2024 and completed a private offering of €750.0 million aggregate principal amount of 2.5% senior secured notes due June 24, 2028 (the “Notes”). Interest on the Notes accrued from the date of issue and are payable semi-annually in arrears on January 15 and July 15, commencing on January 15, 2022. The Notes are guaranteed on a senior basis by the Company and certain subsidiaries thereof. This transaction was accounted for as an extinguishment of the existing Notes and previously capitalized eligible transaction costs were written-off to the Statement of Comprehensive Income, as disclosed in Note 7. On the new Notes, eligible transaction costs of approximately €4.0 million were capitalized and will be amortized over the life of the debt.

On July 9, 2021 the Company announced that Nomad Foods Bondco Plc, an indirect, wholly-owned subsidiary of the Company, completed its private offering of €50.0 million aggregate principal amount of additional 2.5% senior secured notes due 2028, representing a tack-on to the €750.0 million aggregate principal amount of senior secured notes due 2028 issued on June 24, 2021, and issued at a price of €100.75.

On June 24, 2021, the Company amended and restated the Senior Facilities Agreement to refinance its existing €553.2 million senior secured term loan facility originally due in May 2024, through a new 7-year term facility due 2028 (the "Senior EUR Loan"), paying interest at a rate equal to the applicable rate plus 2.5%. This transaction was accounted for as an extinguishment of the existing debt and previously capitalized eligible transaction costs were written-off to the Statement of Comprehensive Income, as disclosed in Note 7. On the new Senior EUR Loan, eligible transaction costs of approximately €3.8 million were capitalized and will be amortized over the life of the debt.
Under the refinancing, the existing revolving credit facility of €80.0 million due 2023, was also replaced with a new €175.0 million facility (the "Revolving Credit Facility") available until June 2026 with an applicable margin of 2.25% per annum and that includes a leverage ratchet. The Revolving Credit Facility may be utilized to support working capital requirements, including letters of credit and bank guarantees. The structure of the Revolving Credit Facility now also includes a pricing structure linked to environmental impact metrics during the life of the facility, and by doing so demonstrates further commitment to the Company’s sustainability strategy by incorporating ESG target KPIs covering areas of sourcing, packaging and carbon emissions.

The Company continues to have outstanding senior USD loans of $916.4 million (€824.8 million) (the “Senior USD Loan”). The Senior USD Loan is repayable in May 2024. The Senior USD Loan requires a repayment of $9.6 million (€8.6 million) in May each year until maturity equivalent to 1.0% of the original issued notional. Furthermore as part of the Senior Loan structure, the Company is additionally required to undertake an annual excess cash flow calculation whereby additional principal could be paid.

The Company uses cross currency interest rate swaps (“CCIRS”) to convert its $916.4 million of floating rate Senior USD Loans into €827.8 million of EUR denominated debt with a fixed rate of interest, and designated as a cash flow hedge.

On July 29, 2021 the Company extended its CCIRS used to hedge the foreign currency and interest rate risk on the current Senior Secured USD Term Loan from May 2022 to May 2024 to align with the maturity date of the USD Term Loan. As part of the transaction, the EUR fixed rate paid by the Company has been amended and reflected in the underlying interest cost. The transaction is considered to be a substantial modification of the hedging instruments, so that the this is considered to be a new hedging relationship which will give rise to some ineffectiveness in future periods. CCIRS contracts that have previously been used as a net investment hedge of the Company’s investments in Pound Sterling have also been extinguished. A change in fair value of the CCIRS arose as a consequence of the transaction, which the Company has elected to write-off immediately as a cost of extinguishment.

The Senior Loans, Senior Secured Notes and any drawn balances of the Revolving Credit Facility are secured with equal ranking against assets of the Company and specified subsidiaries.

	Fair value		Carrying value
	March 31, 2022	December 31, 2021	March 31, 2022	December 31, 2021
	€m	€m	€m	€m
Senior EUR/USD loans	1,354.6	1,360.8	1,372.5	1,355.8
Other external debt	0.1	0.1	0.1	0.1
2028 fixed rate senior secured notes	750.5	802.6	800.0	800.0
Less deferred borrowing costs	—	—	(8.9)	(9.4)
	2,105.2	2,163.5	2,163.7	2,146.5